Stein Roe Mutual Funds


Annual Report
June 30, 1999


[PHOTO OF HANDS HOLDING PLANT]


Stein Roe Growth Fund

Small Company Growth Fund


[STEIN ROE LOGO]
STEIN ROE MUTUAL FUNDS
Sensible Risks. Intelligent Investments (R)

Contents
--------------------------------------------------------------------------------

From the President................................................   1

   Tom Butch's thoughts on the markets and investing

Performance Summary...............................................   3

Questions & Answers...............................................   4

   Interview with the portfolio manager and a summary of investment activity

Fund Highlights...................................................   7

Portfolio of Investments..........................................   9

   A complete list of investments with market values

Financial Statements..............................................   14

   Statements of assets and liabilities, operations and changes in net assets

Notes to Financial Statements.....................................   18

Financial Highlights..............................................   22

   Selected per-share data

Report of Independent Accountants.................................   24

General Information...............................................   25

   A guide to products and services




                Must be preceded or accompanied by a prospectus.

From the President
--------------------------------------------------------------------------------


To Our Shareholders
We are pleased to provide you with the first-ever annual report for Stein Roe Small Company Growth Fund.
   Many small-company stocks outperformed large-company stocks during the second calendar quarter of 1999, as shown on page 3. While we can't say if this is the beginning of a trend, we are hopeful that more investors will recognize the enormous growth potential of smaller companies as we enter a new millennium.
   The excellent double-digit returns that small-company stocks provided between March 1999 and June 1999 were overshadowed by substantial weakness earlier in fiscal 1999. The net result was that both the Fund's returns and the returns of small-company stocks -- as measured by the unmanaged S&P SmallCap 600 Index -- were weak for the 12 months ended June 30, 1999.
   Still, amid adverse market conditions and a repositioning of the Fund's portfolio to better reflect a small-company stock focus this past winter, Small Company Growth Fund achieved positive results. The Fund's fiscal 1999 returns outpaced its benchmark and were slightly less than the average return of funds that were fully invested in small-company stocks for the entire fiscal year, as shown on page 3.
   On July 16, 1999, William Garrison assumed full responsibility for managing the Fund's portfolio. Mr. Garrison, who holds an MBA from the University of Chicago, had co-managed Small Company Growth Fund since September 1998.

Markets Move in Cycles
     We know that history has proven that financial markets move in cycles, depending on factors such as the economy, interest rates, inflation and consumer confidence. While large-company stocks have done exceptionally well over the past four years, small-company stocks have outperformed other domestic asset classes in seven of the past 20 years (see chart on page 8).* The last such period was 1991 to 1993, a time of economic and political uncertainty for many Americans.

Growth: Good News for Small Companies
In recent years, advances in technology -- particularly electronic commerce
-- as well as prudent Federal Reserve monetary policy, have helped fuel one of the longest and strongest U.S. economic booms since the end of

[PHOTO OF THOMAS W. BUTCH]

From the President Continued
--------------------------------------------------------------------------------

World War II. In May 1999, the nation's unemployment rate dropped to 4.2%, a level not seen since the 1960s.

--------------------------------------------------------------------------------

                   I encourage you to look at your investment
                      in Small Company Growth Fund as you
                    would an investment in your own business
                      or property, one that takes time and
                           commitment to bear fruit.

--------------------------------------------------------------------------------

   We believe current U.S. economic conditions can help many small companies thrive over the long term. Our nation's sound economic underpinnings can be easy to forget amid the barrage of daily headlines about the government's latest report on inflation, market sentiment and the latest short-term change in interest rates.
   Investing in small-company stocks is a long-term affair. A small company's prospects can change rapidly and its resources are more limited than a large company, but rapidly growing businesses can offer potentially higher rewards for patient investors. I encourage you tO look at your investment in Small Company Growth Fund as you would an investment in your own business or property, one that takes time and commitment to bear fruit.
   On behalf of Stein Roe, I wish to thank you for your investment in Small Company Growth Fund. I also wish to extend a special note of appreciation to shareholders of other Stein Roe funds who have decided to allocate a portion of their investment dollars to Small Company Growth Fund. We will do everything we can to maintain your continued confidence in Stein Roe.

   Sincerely,

   [SIGNATURE HERE]

   Thomas W. Butch
   President
   July 19, 1999

*Source: Weisenberger(R). Past performance does not guarantee future results. Funds that invest in small companies may experience greater volatility.

Performance Summary
--------------------------------------------------------------------------------

         Cumulative Three- & Six-Month and Average Annual Total Returns
                         For Periods Ended June 30, 1999

                                            3         6                LIFE OF
                                         MONTHS    MONTHS    1 YEAR      FUND
--------------------------------------------------------------------------------
Stein Roe
   Small Company Growth Fund             15.02%     4.87%     1.71%     14.74%
S&P SmallCap 600 Index                   15.42%     5.04%    -2.30%     13.15%
Russell 2000 Index                       15.55%     9.28%     1.50%     11.98%
S&P 500 Index                             7.05%    12.38%    22.76%     28.32%
Lipper Small-Cap Fund Average            15.56%     8.56%     1.93%     12.11%
Number of Funds In Peer Group              789       777       698       384

Past performance does not guarantee future results. Share price and investment return may vary, so you may have a gain or loss when you sell shares. The Fund began operating on 3/25/96 as the Colonial Aggressive Growth Fund and was reorganized into the Stein Roe Small Company Growth Fund on 2/2/99. As of 6/30/99, the Fund invested at least 65% of its net assets in small-company stocks. Between 1996 and 1998, the Fund operated primarily as a multicap fund, and benefited substantially from its holdings in large-company stocks. Stein Roe considers a company to be small-cap if its market capitalization is less than 90% of the weighted market capitalization of the S&P SmallCap 600 Index. As of 6/30/99, small-cap companies had market capitalizations of less than $1.8 billion. This amount will change as the S&P SmallCap 600 Index changes. Life of fund performance for Indices and Lipper is from 3/31/96.

Growth of a $10,000 Investment
--------------------------------------------------------------------------------


March 25, 1996 to June 30, 1999

--------------------------------------------------------------------------------
Small Company Growth Fund

[LINE CHART HERE]

                                                                            Lipper
                           Small                                          Small-Cap
                           Company                   S&P                     Fund                    Russell
                           Growth                  SmallCap                 Average                   2000
                            Fund                  600 Index               (384 Funds)                 Index
-----------------------------------------------------------------------------------------------------------
3/25/96                    10000                    10000                    10000                    10000
6/30/96                    11300                    10521                    10767                    10500
9/30/96                    12110                    10858                    10966                    10536
12/31/96                   11549                    11475                    11265                    11084
3/31/97                    10658                    10838                    10551                    10511
6/30/97                    12671                    12802                    12317                    12215
9/30/97                    14023                    14872                    14328                    14032
12/31/97                   13851                    14412                    13628                    13562
3/31/98                    15639                    16007                    15098                    14927
6/30/98                    15403                    15291                    14474                    14231
9/30/98                    12427                    12095                    11388                    11363
12/31/98                   14938                    14223                    13529                    13217
3/31/99                    13621                    12944                    12731                    12500
6/30/99                    15667                    14940                    14656                    14443


Past performance is no guarantee of future results. Share price and investment return will vary, so you may have a gain or loss when you sell shares. Total return performance includes changes in share price and reinvestment of income and capital gains distributions. Chart assumes a $10,000 investment on 3/25/96. The S&P SmallCap 600 Index is an unmanaged group of small company stocks that differs from the composition of any Stein Roe fund; it is not available for direct investment. Source of Lipper data: Lipper, Inc., a monitor of mutual fund performance.

Questions & Answers
--------------------------------------------------------------------------------

An Interview with William Garrison, Portfolio Manager of
Stein Roe Small Company Growth Fund


Q: How did the Fund and the small-cap market perform in fiscal 1999?

Garrison: The Fund provided a return of 1.71% for the 12 months ended June 30, 1999. We outperformed our current benchmark, the unmanaged S&P SmallCap 600 Index, which dropped 2.30% in value during the period. Our results were slightly lower than the Fund's Lipper peer group average, as shown on page 3.
   The small-cap equity market had two distinct phases during the fiscal year. During the fall of 1998, small-cap stocks as a group lost value and were out of favor. The low point was Oct. 8, 1998. From the beginning of the fiscal year on July 1, 1998 through that date, small-cap equities as represented by the S&P 600 fell 32.64%, double the decline of large-cap stocks as represented by the unmanaged S&P 500 Index. International economic troubles and concerns about domestic profits during the period caused investors to focus on established large-company stocks with a reputation for consistent earnings growth.

[PHOTO OF WILLIAM GARRISON]

                                    Fund Data
   Investment Strategy

   Under normal conditions, Stein Roe Small Company Growth Fund invests at least 65% of its assets in common stocks of small-cap companies. The Fund invests in companies that compete in large and growing markets and possess ready access to capital, leading market share, strong management teams with ownership interests, and a business strategy designed to fully exploit future growth opportunities.

   Fund Inception:
   March 25, 1996

   Net Assets:
   $9.3 million

   Gradually, U.S. equity markets began to revive as the Federal Reserve Board reduced short-term interest rates by 75 basis points (0.75%) to 4.75%. Global economic prospects also began to improve. From mid-October through the end of the fiscal year on June 30, 1999, small-cap stocks performed more in line with the broader market: the S&P 600's return from Oct. 8, 1998 through June 30, 1999 was 45.04% while the S&P 500's return was 44.45%.
   Your Fund -- known as Colonial Aggressive Growth Fund prior to Feb. 3, 1999 -- began to focus primarily

Questions & Answers Continued
--------------------------------------------------------------------------------

on small-cap equities beginning in the fall of 1998. Prior to that time, the portfolio was a mix of growth stocks of all sizes. The Fund's fiscal 1999 return benefited from this multicap mix during the first half. The repositioning hurt results during the first calendar quarter of 1999, but later benefited the Fund in the second calendar quarter, when small-cap stocks outperformed large-company stocks, as shown on page 3.

Q: How have you positioned the Fund in fiscal 1999?

Garrison: We've positioned the Fund primarily in smaller-cap companies with strong growth characteristics. We've increased the number of stocks from 64 to 146 and broadened the portfolio's exposure to different industry groups. This reflects our desire to manage the greater risks associated with small-cap

--------------------------------------------------------------------------------

             We've increased the number of stocks from 64 to 146 and broadened the portfolio's exposure to different industry groups.

--------------------------------------------------------------------------------

investing by maximizing the number of sectors we invest in. In addition to conducting traditional fundamental research on individual stocks, we use a number of quantitative processes that help us assess the risk of our portfolio. We believe our strategy will provide investors with attractive risk-adjusted returns over the long term.

Q: Can you give some examples of companies where you've found exceptional growth potential?

Garrison: We realized exceptional growth opportunities in the technology sector this year. As of June 30, 1999, Inktomi (0.6% of net assets), a company whose products are helping build the infrastructure for the Internet, had more than tripled in price since we first bought shares in November 1998. Mercury Interactive (1.1% of net assets), a company that provides software-testing products, rose more than 140% between October 1998 and June 30, 1999. Health care has been another strong area for the Fund, and Visx, a surgical eye laser producer (0.7% of net assets), has more than doubled since our initial purchase this February.
   Some stocks we bought while they were small-cap stocks have grown in such dramatic proportion that they have now exceeded the parameters by which a stock is categorized small-cap. When this happens, we reconsider the stock's inclusion in the portfolio, and

Questions & Answers Continued
--------------------------------------------------------------------------------

consider selling the position to find other small-cap opportunities that have the potential to repeat the growth pattern.

Q: Obviously there must have been disappointments. What didn't work out?

Garrison: Financial stocks were weak during the first six months of calendar 1999. Investors were concerned that rising interest rates would hurt earnings prospects. One stock we held as of June 30, 1999 despite weak performance has been Centura Banks, a North Carolina bank holding company (0.9% of net assets). We believe that recent investments in technology by the bank will help it expand revenue and improve its efficiency ratio -- a key measure of bank profitability.

Q: What do you expect for small-cap stocks for the remainder of calendar year 1999?

Garrison: For the balance of calendar year 1999, we expect more investors will focus on the size of an investment opportunity rather than the size of a company. We expect

--------------------------------------------------------------------------------

              We expect more investors will focus on the size of an investment opportunity rather than the size of a company.

--------------------------------------------------------------------------------

some market volatility surrounding year 2000 issues, and will work diligently to try to ensure that we avoid any potential related pitfalls.

Past performance is no guarantee of future results. Share price and investment return will vary so you may have a gain or loss when you sell shares. Holdings are as of June 30, 1999 and are subject to change. Total return performance includes changes in share price and reinvestment of income and capital gains distributions. The S&P 500 Index and S&P SmallCap 600 Index are unmanaged groups of stocks that differ from the composition of any Stein Roe fund; they are not available for direct investment. Invest ments in small company stocks may experience greater volatility.

Fund Highlights
--------------------------------------------------------------------------------

(All data as of June 30, 1999)


                            Small Company Growth Fund
                    Top 10 Equity Holdings (% of Net Assets)
--------------------------------------------------------------------------------

Alpharma                    1.3%     CTS                                1.3%
Roberts Pharmaceutical      1.3      Jones Pharmaceuticals              1.3
Stillwater Mining           1.3      American Management Systems        1.1
Whittman-Hart               1.3      Hambrecht & Quist Group            1.1
US Freightways              1.3      Barrett Resources                  1.1

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                              Portfolio Statistics
                                                         S&P SMALLCAP
                                     PORTFOLIO            600 INDEX
--------------------------------------------------------------------------------
Number of Equities                      146                  600
Dollar-Weighted Median Market
Capitalization (Billions $)             $1.2                 $1.8
Price/Earnings Ratio                    30.2x                22.2x


--------------------------------------------------------------------------------

                            Economic Sector Breakdown

[PIE CHART HERE]
                             Portfolio   S&P SmallCap 600 Index

Consumer Cyclicals              18%               21%
Technology                      36%               24%
Consumer Noncyclicals           13%               12%
Industrial                      13%               17%
Financial                       10%               15%
Energy                           6%                3%
Utilities                        1%                5%
Basic Materials                  3%                3%

Top-Performing Domestic Asset Classes 1979-1998
--------------------------------------------------------------------------------


While large-company stocks have done exceptionally well over the past four years, small-company stocks have outperformed other asset classes in seven of the past 20 years. The last such period was 1991 to 1993.


   Year           Asset Class                                    Total Return
--------------------------------------------------------------------------------
   1979           Small-Company Stocks                                  43.1%
   1980           Small-Company Stocks                                  38.6%
   1981           U.S. Treasury Bills                                   14.2%
   1982           Long-Term Government Bonds                            42.1%
   1983           Small-Company Stocks                                  29.1%
   1984           Long-Term Corporate Bonds                             16.6%
   1985           Large-Company Stocks                                  31.7%
   1986           Long-Term Government Bonds                            24.1%
   1987           Large-Company Stocks                                   5.3%
   1988           Small-Company Stocks                                  24.9%
   1989           Large-Company Stocks                                  31.7%
   1990           Intermediate-Term Gov't Bonds                          9.6%
   1991           Small-Company Stocks                                  46.0%
   1992           Small-Company Stocks                                  18.6%
   1993           Small-Company Stocks                                  18.9%
   1994           U.S. Treasury Bills                                    3.6%
   1995           Large-Company Stocks                                  37.6%
   1996           Large-Company Stocks                                  22.9%
   1997           Large-Company Stocks                                  33.4%
   1998           Large-Company Stocks                                  28.6%



Past performance does not guarantee future results. Source: Weisenberger(R). The asset classes, small-company stocks, U.S. Treasury bills, long-term government bonds, long-term corporate bonds, large-company stocks and intermediate-term government bonds are represented by the following indices: the Russell 2000 Index, U.S. 30-day Treasury Bills Index, Lehman Brothers Long Government Index, Lehman Brothers Corporate Bond Index, S&P 500 Index and the Lehman Brothers Intermediate Government Index, respectively. Total return potential and risk vary with different types of securities. While stocks historically have offered the highest long-term total return of any asset class, their value may fluctuate significantly over time. Investments in small companies may experience greater volatility. Unlike Treasuries and other U.S. government securities, the interest and principal of corporate bonds are not guaranteed. The above performance is not intended to be representative of any Stein Roe fund. Asset class returns are based on index returns. Indices are not available for direct investment and do not reflect the expenses of running a mutual fund.

Small Company Growth Fund
--------------------------------------------------------------------------------
Portfolio of Investments at June 30, 1999
(All amounts in thousands)

                                                            Number        Market
Common Stocks (91.5%)                                    of Shares         Value
--------------------------------------------------------------------------------

Aerospace and Defense Equipment (1.0%)
Alliant Techsystems (a)..............................          900          $ 78
Orbital Sciences.....................................          800            19
                                                                          ------
                                                                              97
Airlines (0.8%)
Skywest..............................................        2,900            72

Auto Parts and Equipment (0.9%)
Tower Automotive (a).................................        3,100            79

Banks and Savings & Loans (3.5%)
Centura Banks........................................        1,500            85
Commerce Bancorp.....................................        1,800            77
Cullen Frost Bankers.................................        2,800            77
U.S. Trust Co. of New York...........................          900            83
                                                                          ------
                                                                             322
Beverages (0.6%)
Canandaigua Wine - Class A (a).......................        1,000            53

Broadcasting and Media (0.9%)
Jones Intercable - Class A (a).......................          700            34
Metro Networks (a)...................................          900            48
                                                                          ------
                                                                              82
Building (1.9%)
Champion Enterprises (a).............................        1,900            35
D. R. Horton.........................................        2,700            45
Lone Star Industries.................................        1,800            68
Standard Pacific.....................................        2,500            32
                                                                          ------
                                                                             180
Broadcast Services (0.4%)
TV Guide - Class A (a)...............................          900            33

Business Services (1.4%)
Ha-Lo Industries (a).................................        2,900            29
Interim Services (a).................................        1,200            25
Labor Ready (a)......................................        1,400            46
Paychex..............................................        1,050            33
                                                                          ------
                                                                             133
Chemicals - Plastics (0.8%)
Geon Company.........................................        2,300            74

Circuits (2.2%)
Lam Research (a).....................................          600            28
Micrel (a)...........................................        1,300            96
Vitesse Semiconductor (a)............................        1,200            81
                                                                          ------
                                                                             205

Small Company Growth Fund Continued
--------------------------------------------------------------------------------
                                                            Number        Market
                                                         of Shares         Value
--------------------------------------------------------------------------------

Commercial Services (2.1%)
Iron Mountain (a)....................................        1,100          $ 31
Lason (a)............................................          800            40
Plexus (a)...........................................        2,000            60
Profit Recovery Group International (a)..............        1,400            66
                                                                          ------
                                                                             197
Communications Equipment and Services (2.6%)
Covad Communications (a).............................          650            35
ITC Deltacom (a).....................................        1,800            50
Inter-Tel............................................        1,600            29
Lucent Technologies..................................          600            40
Radio One (a)........................................        1,200            56
Uniphase (a).........................................          200            33
                                                                          ------
                                                                             243
Computer Hardware, Software, and Services (11.0%)
The Bisys Group (a)..................................        1,700            99
Cisco Systems (a)....................................          600            39
Comverse Technology (a)..............................          850            64
EMC (a)..............................................          400            22
Entrust Technologies (a).............................        2,100            70
Jack Henry & Associates..............................          400            16
Kronos (a)...........................................        1,200            55
Macromedia (a).......................................        2,500            88
Mercury Interactive (a)..............................        2,800            99
Microsoft (a)........................................          500            45
National Computer Systems............................        2,200            74
National Instruments (a).............................        1,500            61
Pixar (a)............................................          600            26
Sapient (a)..........................................          900            51
Transaction Systems Architects - Class A (a).........        1,400            55
Veritas Software (a).................................          400            38
Whittman-Hart (a)....................................        3,800           121
                                                                          ------
                                                                           1,023
Consulting Services (2.4%)
Ciber (a)............................................        2,400            46
Comdisco.............................................          900            23
E.W. Blanch Holdings.................................          900            61
Metzler Group (a)....................................        1,100            30
Tetra Tech (a).......................................        3,900            64
                                                                          ------
                                                                             224
Data Processing and Management (2.7%)
Acxiom (a)...........................................        2,500            62
American Management Systems (a)......................        3,300           106
SEI Investments......................................          900            79
                                                                          ------
                                                                             247
Diversified Operations (1.2%)
SPS Technologies (a).................................        1,400            53
Tyco International...................................          600            57
                                                                          ------
                                                                             110
Educational Institutions (0.9%)
DeVry (a)............................................        3,800            85

Small Company Growth Fund Continued
--------------------------------------------------------------------------------
                                                            Number        Market
                                                         of Shares         Value
--------------------------------------------------------------------------------

Electronic Components (4.5%)
Burr Brown (a).......................................        1,300          $ 48
C-Cube Microsystems (a)..............................        2,400            76
CTS..................................................        1,700           119
ETEC Systems (a).....................................        1,300            43
Gentex (a)...........................................        2,500            70
Novellus Systems (a).................................          500            34
Qlogic (a)...........................................          200            26
                                                                          ------
                                                                             416
Fertilizers (0.5%)
Scotts (a)...........................................          900            43

Finance (2.9%)
Hambrecht and Quist Group (a)........................        2,800           104
Legg Mason...........................................        2,600           100
Prism Financial (a)..................................        3,300            67
                                                                          ------
                                                                             271
Food Products (1.9%)
J&J Snack Foods (a)..................................        2,200            53
Ralcorp Holdings (a).................................        2,400            39
Smithfield Foods (a).................................        1,500            50
Whole Foods Market (a)...............................          700            34
                                                                          ------
                                                                             176
Health Services and Equipment (6.6%)
Biomatrix (a)........................................        1,400            30
CYTYC (a)............................................        3,200            62
Express Scripts - Class A (a)........................          700            42
Liposome (a).........................................        4,600            88
Medquist (a).........................................        1,000            44
Orthodontic Centers of America (a)...................        2,200            31
Patterson Dental (a).................................        1,600            56
Priority Healthcare - Class B (a)....................          700            24
Renal Care Group (a).................................        2,100            54
Techne (a)...........................................        2,000            51
Visx (a).............................................          800            63
Xomed Surgical Products (a)..........................        1,400            68
                                                                          ------
                                                                             613
Home Furnishings (1.2%)
Ethan Allen Interiors................................        1,900            72
Mohawk Industries (a)................................        1,200            36
                                                                          ------
                                                                             108
Insurance (0.9%)
Mutual Risk Management Limited.......................        2,400            80

Internet (0.9%)
Ask Jeeves (a).......................................          100             1
At Home - Class A (a)................................          208            11
Inktomi (a)..........................................          400            53
Northpoint Communications (a)........................          600            22
                                                                          ------
                                                                              87

Small Company Growth Fund Continued
--------------------------------------------------------------------------------
                                                            Number        Market
                                                         of Shares         Value
--------------------------------------------------------------------------------

Machinery Tools and Products (1.8%)
Applied Power - Class A..............................        2,600          $ 71
Motivepower Industries (a)...........................        5,500            98
                                                                          ------
                                                                             169
Manufacturing Services (0.7%)
Sanmina (a)..........................................          800            61

Marketing Services (1.6%)
Advo.................................................        1,500            31
Catalina Marketing (a)...............................          900            83
Harte-Hanks Communications...........................        1,100            30
                                                                          ------
                                                                             144
Metals (1.3%)
Stillwater Mining (a)................................        3,700           121

Miscellaneous Manufacturing (1.5%)
Aptargroup...........................................        2,600            78
IDEXX Laboratories (a)...............................        2,800            65
                                                                          ------
                                                                             143
Networking (0.8%)
Xircom (a)...........................................        2,500            75

Oil and Gas (5.3%)
Barrett Resources (a)................................        2,700           104
Cal Dive International (a)...........................        2,300            69
Clarcor..............................................        1,600            31
Devon Energy.........................................        2,500            89
Marine Drilling (a)..................................        1,800            25
New Jersey Resources.................................        1,900            71
Patterson Energy (a).................................        6,000            59
Santa Fe Snyder (a)..................................        6,740            51
                                                                          ------
                                                                             499
Pharmaceuticals (5.3%)
Alpharma.............................................        3,500           125
IDEC Pharmaceuticals (a).............................        1,200            92
Jones Pharmaceuticals................................        3,000           118
Medimmune (a)........................................          600            41
Roberts Pharmaceutical (a)...........................        5,000           121
                                                                          ------
                                                                             497
Power Producers (0.9%)
Calpine (a)..........................................        1,500            81

Printing Services (0.8%)
Consolidated Graphics (a)............................        1,000            50
New England Business Services........................          800            25
                                                                          ------
                                                                              75
Publishing (0.3%)
Hollinger International..............................        2,800            33

Rental Auto/Equipment (0.2%)
Rent-A-Center (a)....................................        1,000            24

Small Company Growth Fund Continued
--------------------------------------------------------------------------------
                                                            Number        Market
                                                         of Shares         Value
--------------------------------------------------------------------------------

Retail (8.5%)
Ames Department Stores (a)...........................        2,200        $  100
Ann Taylor Stores (a)................................        1,200            54
Applebees International..............................        2,300            69
CEC Entertainment (a)................................          400            17
K-Swiss - Class A....................................        1,400            65
Linens 'n Things.....................................        2,000            88
The Men's Wearhouse..................................        1,600            41
99 Cents Only Stores.................................        1,000            50
O'Reilly Automotive..................................        1,700            86
Ruby Tuesday.........................................        2,100            40
Tuesday Morning......................................        2,000            51
Williams Sonoma......................................        1,500            52
Zale.................................................        2,000            80
                                                                          ------
                                                                             793
Retirement/Aged Care (0.6%)
Sunrise Assisted Living..............................        1,600            56

Scientific Instruments (0.8%)
Dionex...............................................        1,800            73

Supply Services (0.8%)
G&K Services - Class A...............................        1,400            73

Transportation (3.3%)
American Freightways.................................        1,800            35
Expeditors International Washington..................        2,700            74
Forward Air..........................................          600            17
Polaris Industries...................................        1,400            61
U.S. Freightways.....................................        2,600           120
                                                                          ------
                                                                             307
Wireless Equipment (0.3%)
DSP Communications...................................          900            26
                                                                          ------
Total Common Stocks
   (Cost $7,526) (b).................................                      8,503
                                                                          ------
--------------------------------------------------------------------------------

Short-Term Obligations (15.9%)                                 Par
--------------------------------------------------------------------------------

Repurchase Agreement (15.9%)
Repurchase agreement with SBC Warburg, dated 06/30/99,
   due 07/01/99 at 4.800%, collateralized by a U.S.
   Treasury bond maturing in 2020, market value $1,516
   (repurchase proceeds $1,476)......................       $1,476         1,476
                                                                          ------
Total Short-Term Obligations.........................                      1,476
                                                                          ------
--------------------------------------------------------------------------------

Total Investments (107.4%)
   (Cost $9,002).....................................                      9,979
Other Assets, Less Liabilities (-7.4%)...............                      (686)
                                                                          ------
Total Net Assets (100%)..............................                     $9,293
                                                                          ======
--------------------------------------------------------------------------------

Notes to Portfolio of Investments
--------------------------------------------------------------------------------

(a)  Non-income producing security.
(b) At June 30, 1999, the cost of investments for financial reporting and federal income tax purposes was identical. Net unrealized appreciation was $977, consisting of gross unrealized appreciation of $1,267 and gross unrealized depreciation of $290.

See accompanying Notes to Financial Statements.

Small Company Growth Fund
--------------------------------------------------------------------------------
Statement of Assets and Liabilities
June 30, 1999
(All amounts in thousands, except per-share amount)


Assets
Investments at value (cost $7,526).....................                 $ 8,503
Short-term obligations ................................                   1,476
                                                                        --------
                                                                          9,979
Receivable for:
   Investments sold....................................    $   60
   Fund shares sold....................................        51
   Expense reimbursement due from Advisor..............        39
   Dividends...........................................         2
Other..................................................         6           158
                                                           -------      --------
   Total assets........................................                  10,137

Liabilities
Payable for:
   Investments purchased...............................       796
   Fund shares repurchased.............................         2
Other..................................................        46
                                                           -------
   Total liabilities...................................                     844
                                                                        --------
Net Assets.............................................                 $ 9,293
                                                                        ========
Shares outstanding (unlimited number authorized).......                     727
                                                                        ========
   Net asset value per share...........................                 $ 12.79
                                                                        ========
Analysis of  Net Assets
Capital paid in........................................                 $ 8,078
Overdistributed net investment income..................                     (42)
Accumulated net realized gain..........................                     280
Net unrealized appreciation ...........................                     977
                                                                        --------
                                                                        $ 9,293
                                                                        ========
See accompanying Notes to Financial Statements.

Small Company Growth Fund
--------------------------------------------------------------------------------
Statement of Operations
For the year Ended June 30, 1999
(All amounts in thousands)


Investment Income
Dividends..............................................                   $   14
Interest...............................................                       21
                                                                        --------
   Total Investment Income.............................                       35

Expenses
Management fee.........................................     $   36
Administrative fees....................................          7
Service fee ...........................................          6
Distribution fee - Class B.............................          1
Distribution fee - Class C.............................          1
Transfer agent ........................................         11
Bookkeeping fee........................................         26
Trustees fee...........................................          9
Audit fees.............................................         12
Legal fee..............................................          9
Registration fee.......................................         11
Reports to shareholders................................          3
Amortization of deferred organization costs............         29
Other..................................................         34
                                                            --------
                                                               195

Fees and expenses waived or borne by the Advisor ......       (120)           75
                                                            --------    --------
       Net Investment Loss.............................                     (40)
                                                                        --------
Net Realized & Unrealized Gain (Loss) On Portfolio Positions
Net realized gain on investments.......................        730
Net change in unrealized appreciation or depreciation
  on investments.......................................       (277)
                                                            --------
        Net Gain on Investments........................                      453
                                                                        --------

Net Increase in Net Assets Resulting from Operations...                   $  413
                                                                        ========



See accompanying Notes to Financial Statements.

Small Company Growth Fund
--------------------------------------------------------------------------------
Statements of Changes in Net Assets
(All amounts in thousands)


                                                          Year Ended Year Ended
                                                            June 30,   June 30,
                                                                1999       1998
                                                         ----------------------
Operations
Net investment loss..................................       $   (40)    $   (50)
Net realized gain ...................................           730         256
Net unrealized appreciation (depreciation)...........          (277)        610
                                                           ---------  ---------
   Net Increase from Operations......................           413         816

Distributions:
From net realized gains - Class A....................          (465)       (227)
From net realized gains - Class B....................           (47)        (23)
From net realized gains - Class C....................           (47)        (23)
                                                           ---------  ---------
                                                               (146)        543
                                                            -------     -------
Fund Share Transactions:
Receipts for shares sold.............................         4,400           8
Value of distributions reinvested....................            --         227
Cost of shares repurchased...........................          (142)        (12)
Reorganization of Fund (See Note 6)..................         4,303          --
                                                            -------     -------
                                                              8,561         223
                                                            -------     -------
Receipts for shares sold - Class A...................            11           8
Value of distributions reinvested - Class A..........           465         227
Cost of shares repurchased - Class A.................           (14)        (12)
Exchange of Class A shares (See Note 6)..............        (3,601)         --
                                                            -------     -------
                                                             (3,139)        223
                                                            -------     -------
Receipts for shares sold - Class B...................            --          --
Value of distributions reinvested - Class B..........            47          23
Cost of shares repurchased - Class B.................            --          --
Termination of Class B shares (See Note 6)...........          (351)         --
                                                            -------     -------
                                                               (304)         23
                                                            -------     -------
Receipts for shares sold - Class C...................            --          --
Value of distributions reinvested - Class C..........            47          23
Cost of shares repurchased - Class C.................            --          --
Termination of Class C shares (See Note 6)...........          (351)         --
                                                            -------     -------
                                                               (304)         23
                                                            -------     -------
Net Increase from Fund Share Transactions............         4,814         269
                                                            -------     -------
     Total increase (decrease).......................         4,668         812
Net Assets
Beginning of period..................................         4,625       3,813
                                                            -------     -------
End of period (net of overdistributed net investment
   income of $42 and $2, respectively) ..............       $ 9,293     $ 4,625
                                                            =======     =======


See accompanying Notes to Financial Statements.

Small Company Growth Fund
--------------------------------------------------------------------------------
Statements of Changes in Net Assets  Continued
(All amounts in thousands)


                                                          Year Ended Year Ended
                                                             June 30   June 30,
                                                                1999       1998
                                                          ---------- ----------
Number of Fund Shares
Sold.....................................................        371         --
Issued for distributions reinvested......................         --         --
Repurchased..............................................        (12)        --
Reorganization of Fund (See Note 6)......................        368        --
                                                             -------    -------
                                                                 727          --
                                                             -------    -------
Sold - Class A...........................................          1          1
Issued for distributions reinvested - Class A ...........         39         17
Repurchased - Class A....................................         (1)        (1)
Exchange of Class A shares (See Note 6)..................       (308)       --
                                                             -------    -------
                                                                (269)        17
                                                             -------    -------
Sold - Class B...........................................         --         --
Issued for distributions reinvested - Class B............          4          2
Repurchased - Class B....................................         --         --
Termination of Class B shares (See Note 6)...............        (31)
                                                             -------    -------
                                                                 (27)         2
                                                             -------    -------
Sold - Class C...........................................         --         --
Issued for distributions reinvested - Class C............          4          2
Repurchased - Class C....................................         --         --
Termination of Class C shares (See Note 6)...............        (31)
                                                             -------    -------
                                                                 (27)         2
                                                             -------    -------


See accompanying Notes to Financial Statements.

Notes to Financial Statements
--------------------------------------------------------------------------------


Note 1. Organization
Stein Roe Small Company Growth Fund (the "Fund"), formerly Colonial Aggressive Growth Fund, is a series of Stein Roe Investment Trust (the "Trust"), an open-end management investment company organized as a Massachusetts business trust.


Note 2. Significant Accounting Policies
The following summarizes the significant accounting policies of the Fund. These policies are in conformity with generally accepted accounting principles, which require management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

Investment Transactions and Investment Income
Investment transactions are accounted for on trade date. Dividend income is recorded on the ex-dividend date, and interest income is recorded on the accrual basis. Realized gains and losses from investment transactions are reported on an identified cost basis.

Security Valuations
All securities are valued as of June 30, 1999. Securities are valued at, depending on the security involved, the last reported sales price, last bid or asked price, or the mean between last bid and asked prices as of the close of the appropriate exchange or other designated time. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary exchange for such security. Securities and other assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Trustees.

Federal Income Taxes
No provision is made for federal income taxes since the Fund elects to be taxed as a "regulated investment company" and makes distributions to its shareholders to be relieved of all federal income taxes.
   The Fund intends to utilize provisions of federal income tax law, which allow it to carry a realized capital loss forward up to eight years following the year of the loss, and to offset such losses against any future realized gains. At June 30, 1999, Small Company Growth Fund had no capital loss carryforwards.

Notes to Financial Statements Continued
--------------------------------------------------------------------------------

Distributions to Shareholders
The Fund declares and pays dividends of any net investment income and net realized capital gains annually, which are recorded on the ex-dividend date. Dividends are determined in accordance with income tax principles, which may treat certain transactions differently than generally accepted accounting principles. Distributions in excess of tax basis earnings are reported in the financial statements as a return of capital. Permanent differences in the recog nition or classification of income between the financial statements and tax earnings are reclassified to paid-in capital.

Note 3. Trustees' Fees and Transactions with Affiliates
The Fund pays monthly management and administrative fees to Stein Roe & Farnham Incorporated (the "Advisor"), an indirect, wholly-owned subsidiary of Liberty Mutual Insurance Company ("Liberty"), for its services as investment advisor and administrator.
   The Advisor receives a monthly management fee equal to 0.85% annually of the Fund's average daily net assets. From September 15, 1998 through February 2, 1999, this fee was equal to 0.60% of average daily net assets. From July 1, 1998 through September 14, 1998, Colonial Management Associates, Inc. was the investment Advisor of the Fund and furnished accounting and other services and office facilities for a monthly fee equal to 0.85% of the Fund's average net assets.
   The Fund pays a separate monthly administrative fee to the Advisor equal to 0.15% of average daily net assets. From September 15, 1998 through February 2, 1999, Colonial Management Associates, Inc. (CMA), an affiliate of the Advisor, provided accounting and other services and office facilities for a monthly fee equal to 0.25% of average net assets.
   The Advisor also provides fund accounting services.
   The Advisor has agreed to reimburse the Fund to the extent that expenses exceed 1.50% of average annual net assets. This commitment expires January 31, 2000, subject to earlier termination by the Advisor on 30 days notice to the Fund. Through February 2, 1999, the Advisor or CMA as applicable, waived fees and bore certain Fund expenses (exclusive of service fees, distribution fees, brokerage commissions, interest, taxes and extraordinary expenses, if any) which exceeded 1.30% annually of the Fund's average net assets.

Notes to Financial Statements Continued
--------------------------------------------------------------------------------

   Certain officers and trustees of the Trust are also officers of the Advisor. No remuneration was paid to any trustee or officer of the Trust who is affiliated with the Advisor.

Note 4. Short-Term Debt
To facilitate portfolio liquidity, the Fund maintains borrowing arrangements under which it can borrow against portfolio securities. The Fund had no borrowings during the year ended June 30, 1999.

Note 5. Investment Transactions
The aggregate cost of purchases and proceeds from sales other than short-term obligations for the year ended June 30, 1999, was $8,391,163 and $4,809,726, respectively.

Notes to Financial Statements Continued
--------------------------------------------------------------------------------


Note 6. Reorganization, Underwriting Discounts, Service and Distribution Fees The Fund was reorganized into a single class fund as of February 3, 1999. On that date, Class A shares of the Colonial Aggressive Growth Fund (CAGF) were exchanged into a single series of the Fund. Class B and Class C shares were terminated. For the period July 1, 1998 through February 2, 1999, Liberty Funds Distributor, Inc., (the Distributor), an affiliate of the Advisor, was CAGF's principal underwriter. The Distributor retained no net underwriting discounts on CAGF's Class A shares and no con-tingent deferred sales charges on Class A, Class B or Class C share redemptions.
   From July 1, 1998 through February 2, 1999, CAGF operated under a 12b-1 plan, which required the payment of a service fee to the Distributor equal to 0.25% annually of CAGF's net assets as of the 20th of each month. The plan also required the payment of a distribution fee to the Distributor equal to 0.75% annually of the average net assets attributable to Class B and Class C shares only. Any CDSC and fees received from the 12b-1 plan were used principally as repayment to the Distributor for amounts paid by the Distributor to dealers who sold such shares.

Financial Highlights
--------------------------------------------------------------------------------


    Selected per-share data (for a share outstanding throughout each period), ratios and supplemental data.

                                                                            Year ended June 30
                                       -------------------------------------------------------------------------------------------
                                                            1998                      1997                       1996(h)
                                         1999(i) Class A  Class B  Class C  Class A  Class B  Class C   Class A  Class B  Class C
                                        ------- -------- -------- -------- -------- -------- --------  -------- -------- --------
Net asset value -  Beginning of period. $14.390 $ 12.650 $ 12.540 $ 12.540 $ 11.300 $ 11.280 $ 11.280  $ 10.110 $ 10.110 $ 10.110
                                        ------- -------- -------- -------- -------- -------- --------  -------- -------- --------
Income From Investment Operations:
Net investment loss (a)(b).............  (0.094)  (0.143)  (0.244)  (0.244)  (0.114)  (0.200)  (0.200)   (0.016)  (0.036)  (0.036)
Net realized and unrealized gain.......   0.194    2.783    2.754    2.754    1.484    1.475    1.475     1.206    1.206    1.206
                                        ------- -------- -------- -------- -------- -------- --------  -------- -------- --------
   Total from Investment Operations....   0.100    2.640    2.510    2.510    1.370    1.275    1.275     1.190    1.170    1.170
                                        ------- -------- -------- -------- -------- -------- --------  -------- -------- --------
Less Distributions Declared To
   Shareholders:
From net investment income.............      --       --       --      --    (0.005)      --       --        --       --       --
From net realized gains................  (1.700)  (0.900)  (0.900)  (0.900)  (0.015)  (0.015)  (0.015)       --       --       --
                                        ------- -------- -------- -------- -------- -------- --------  -------- -------- --------
   Total Distributions Declared to
     Shareholders......................  (1.700) (0.900)   (0.900)  (0.900)  (0.020)  (0.015)  (0.015)       --       --       --
                                        ------- -------- -------- -------- -------- -------- --------  -------- -------- --------
Net asset value - End of period........ $12.790 $ 14.390 $ 14.150 $ 14.150 $ 12.650 $ 12.540 $ 12.540  $ 11.300 $ 11.280 $ 11.280
                                        ======= ======== ======== ======== ======== ======== ========  ======== ======== ========
Total return (c)(d)....................    1.71%   21.56%   20.68%   20.68%   12.14%   11.31%   11.31% 11.77%(f)11.57%(f)11.57%(f)
                                        ======= ======== ======== ======== ======== ======== ========  ======== ======== ========
Ratios To Average Net Assets:
Expenses (e)...........................    1.52%    1.55%    2.30%    2.30%    1.55%    2.30%    2.30%  1.55%(g) 2.30%(g) 2.30%(g)
Fees and expenses waived or borne by
   the Advisor (e).....................    2.53%    2.21%    2.21%    2.21%    2.57%    2.57%    2.57%  1.38%(g) 1.38%(g)  1.38%(g)
Net investment loss (e)................  (0.78)%  (1.04)%  (1.79)%  (1.79)%  (0.99)%  (1.74)% (1.74)%(0.58)%(g)(1.33)%(g)(1.33)%(g)
Portfolio turnover ....................     105%      70%      70%      70%      54%      54%      54%     0%(f)    0%(f)    0%(f)
Net assets, end of period (000s)....... $ 9,293  $ 3,867 $    379 $    379  $ 3,185   $  314   $  314   $ 2,826   $  282   $  282


(a) Net of fees and expenses waived or
   borne by the Advisor which
   amounted to: ....................... $ 0.305  $ 0.301 $  0.301 $  0.301  $ 0.297  $ 0.297  $ 0.297   $ 0.038  $ 0.038  $ 0.038

(b) Per share data was calculated using average shares outstanding during the period.

(c) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(d) Had the Advisor not waived or reimbursed a portion of expenses, total return would have been reduced.

(e) The benefits derived from custody credits and directed brokerage arrangements had no impact.

(f)  Not annualized.

(g)  Annualized.

(h) The Fund commenced investment operations on March 25, 1996. The activity shown is from the effective date of registration (March 31, 1996) with the Securities and Exchange Commission.

(i)  On February 3, 1999, Class B and Class C shares were terminated. Please see
     Note 6 in Notes to Financial Statements.

Report of Independent Accountants
--------------------------------------------------------------------------------


To the Trustees of Stein Roe Investment Trust and the Shareholders of Stein Roe Small Company Growth Fund

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Stein Roe Small Company Growth Fund (the "Fund"), formerly Colonial Aggressive Growth Fund (a series of Stein Roe Investment Trust), at June 30, 1999, the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and the financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of portfolio positions at June 30, 1999 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.


PricewaterhouseCoopers LLP
Boston, Massachusetts
August 11, 1999

Investment Trust
--------------------------------------------------------------------------------

Trustees
John A. Bacon, Jr.
Private Investor
William W. Boyd
Chairman and Director, Sterling Plumbing
  Group Inc.
Lindsay Cook
Senior Vice President, Liberty Financial
  Companies, Inc.
Douglas A. Hacker
Senior Vice President and Chief Financial Officer,
  United Airlines
Janet Langford Kelly
Senior Vice President, Secretary and General
  Counsel, Sara Lee Corporation
Charles R. Nelson
Van Voorhis Professor of Political Economy,
  University of Washington
Thomas C. Theobald
Managing Partner, William Blair Capital Partners


Officers
Thomas W. Butch, President
William D. Andrews, Executive Vice President
Kevin M. Carome, Executive Vice President,
  Assistant Secretary
Loren A. Hansen, Executive Vice President
Gary A. Anetsberger, Senior Vice President,
 Treasurer
David P. Brady, Vice President
Daniel K. Cantor, Vice President
J. Kevin Connaughton, Vice President
William M. Garrison, Vice President
Erik P. Gustafson, Vice President
James P. Haynie, Vice President
Harvey B. Hirschhorn, Vice President
Timothy Jacoby, Vice President
Gail D. Knudsen, Vice President
Lynn C. Maddox, Vice President
Arthur J. McQueen, Vice President
Nicolette D. Parrish, Vice President,
  Assistant Secretary
Gita R. Rao, Vice President
Michael E. Rega, Vice President
Sharlene Thomas, Vice President
Heidi J. Walter, Vice President, Secretary
Janet B. Rysz, Assistant Secretary
Patricia Judge, Controller


Agents and Advisors
Stein Roe & Farnham Incorporated
Investment Advisor
State Street Bank and Trust Company
Custodian
Liberty Funds Services Inc.
Transfer Agent
Bell, Boyd & Lloyd
Legal Counsel to the Trust
PricewaterhouseCoopers LLP
Independent Accountants

The Stein Roe Mutual Funds

Fixed Income Funds
Cash Reserves Fund
Municipal Money Market Fund
Intermediate Municipals Fund
Managed Municipals Fund
High-Yield Municipals Fund
Intermediate Bond Fund
Income Fund
High Yield Fund

Equity Funds
Balanced Fund
Growth & Income Fund
Disciplined Stock Fund*
Growth Stock Fund
Growth Investor Fund
Young Investor Fund
Large Company Focus Fund
Midcap Growth Fund**
Capital Opportunities Fund
International Fund
Small Company Growth Fund

 * Formerly Special Fund
** Formerly Growth Opportunities Fund


                             Stein Roe Mutual Funds
                                  P.O. Box 8900
                              Boston, MA 02205-8900
                      Financial Advisors call: 800-322-0593
                         Shareholders call: 800-338-2550
                                www.steinroe.com

           In Chicago, visit our Fund Center at One South Wacker Drive

                         Liberty Funds Distributor, Inc.



                                                                      SC11A 8/99